===============================================================================

                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  FORM 8-K/A
                               AMENDMENT NO. 2

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                March 30, 1998
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         CASTLE DENTAL CENTERS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                 1-13263                    76-0486898
     (STATE OR OTHER      (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)

   1360 Post Oak Boulevard, Suite 1300 Houston, Texas           77056
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (713) 479-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

      Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 30, 1998, Castle Dental Centers, Inc., a Delaware corporation ("Castle"), acquired (the "DCS Acquisition") the Class A Membership Interest and Class D Membership Interest of Castle Dental Centers of California, L.L.C. The DCS Acquisition was described in Castle's Current Report on Form 8-K dated March 30, 1998, as filed with the Securities and Exchange Commission (the "Commission") on April 14, 1998, and as amended by Castle's Current Report on Form 8-K/A filed with the Commission on June 15, 1998 (as so amended, the "March 30 8-K").

      On December 30, 1998, Castle acquired (the "DCA Acquisition") substantially all of the assets of DCA Limited Partnership, L.L.P., Dental Administrators of Texas Limited Partnership, L.L.P., Dental Centers of America Paymaster P.C., Bandera Road Dental Center, P.C., Ingram Park Family Dental Center, P.C., Northeast Family Dental Center, P.C., Dental Centers of America at Rolling Oaks Mall, PLLC, San Pedro Family Dental Center, P.C., Southpark Family Dental Center, P.C., Windsor Park Family Dental Center, P.C., Dental Centers of America at Barton Creek Square Mall, PLLC, Dental Centers of America at Lakeline Mall, PLLC, Dental Centers of America at Hurst Northeast Mall, PLLC, Dental Centers of America at Irving Mall, PLLC, Dental Centers of America at Six Flags Mall, PLLC, Dental Centers of America at Waco, P.C., Dental Centers of America at Mesquite, P.C., Dental Centers of America at Sherman, P.C., Dental Centers of America at Richardson Square Mall, P.C. The DCA Acquisition was described in Castle's Current Report on Form 8-K dated December 30, 1998, as filed with the Commission on January 14, 1999 (the "December 30 8-K").


      Castle included the financial statements of the businesses acquired in the DCA Acquisition on December 1, 1998, the effective date in the December 30 8-K.

      Castle hereby amends both the March 30 8-K and the December 30 8-K to include the financial information concerning the DCS Acquisition and the DCA Acquisition not previously included therein.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Not applicable

ITEM 5.  OTHER EVENTS

      Not applicable

ITEM 6.  REGISTRATION OF REGISTRANT'S DIRECTORS

      Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Businesses Acquired

Financial Statements of the Businesses Acquired in connection with the DCS Acquisition are set forth below:

            (1) Martin Schechter, D.D.S., Inc., Elliot P Schlang, D.D.S., Inc. and Soheil Soleimani, D.M.D., Inc.

            (A)   Report of Independent Accountants

            (B)   Combined Balance Sheets at December 31, 1997 and March 29,
                  1998

            (C) Combined Statements of Operations for the year ended December 31, 1997 and for the period from January 1, 1998 through March 29, 1998

            (D) Combined Statements of Changes in Stockholders Equity for the year ended December 31, 1997 and for the period from January 1, 1998 through March 29, 1998

            (E) Combined Statements of Cash Flows for the year ended December 31, 1997 and for the period from January 1, 1998 through March 29, 1998

            (F)   Notes to Combined Financial Statements

      (2) Dental Consulting Services, LLC

            (A)   Report of Independent Accountants

            (B)   Balance Sheets at December 31, 1996 and 1997 and March 29,
                  1998

            (C) Statements of Operations for the period from July 1, 1996 (Inception) through December 31, 1996, the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998

            (D) Statements of Changes in Members' Deficit for the period from July 1, 1996 (Inception) through December 31, 1996, the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998

            (E) Statements of Cash Flows for the period from July 1, 1996 (Inception) through December 31, 1996, the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998

            (F)   Notes to Financial Statements

Financial Statements of the Businesses Acquired in connection with the DCA Acquisition were included in the December 30 8-K.

      (b)    Pro forma Financial Information

            (1) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997

            (2) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998

Pro forma consolidated balance sheets are not separately provided because the accounts of the businesses acquired in the DCS Acquisition and the DCA Acquisition are reflected in the Company's historical balance sheet at December 31, 1998.

      (c)   Exhibits

      Not applicable

ITEM 8.  CHANGE IN FISCAL YEAR

      Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not applicable


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CASTLE DENTAL CENTERS, INC.



March 31, 1999                       BY: /s/ JOHN M. SLACK
                                        John M. Slack, Chief Financial Officer

                          CASTLE DENTAL CENTERS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The following Unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 1997 and 1998 have been prepared to reflect adjustments to the Company's historical financial position and results of operations to give effect to the transactions described below. They reflect such transactions as if they had occured as of January 1, 1997.

      On March 30, 1998, Castle acquired (the "DCS Acquisition") the Class A Membership Interest and Class D Membership Interest of Castle Dental Centers of California, L.L.C., a Delaware limited liability company ("Castle West"), for $10,756,780 in cash and $2,689,151 in Castle's subordinated promissory notes. Castle West was formed by CDC of California, Inc., a wholly owned subsidiary of Castle ("CDC"), and Dental Consulting Services, LLC, a California limited liability company ("DCS"), for the purpose of acquiring the dental practice management business of DCS. At the time of closing of the DCS Acquisition, DCS managed the dental practices of Martin Schechter, D.D.S., Inc., Elliot P. Schlang, D.D.S., Inc., Soheil Soleimani, D.M.D., Inc.

      Following the DCS Acquisition: (i) CDC owns the Class A Membership Interest and the Class D Membership Interest in Castle West; (ii) sole-purpose corporations (the "Corporate B Members") formed by the members of DCS ("DCS Members") collectively own 100% of DCS, which owns the Class B Membership Interest in Castle West; and (iii) sole-purpose corporations (the "Corporate C Members") formed by the members ("Holdings Members") of Capital West Holdings, LLC, a newly formed limited liability company ("Holdings"), collectively own 100% of Holdings, which owns the Class C Membership Interest in Castle West.


      The Class A Membership Interest and the Class D Membership Interest have, in the aggregate, an 80% interest in Castle West's profits and losses and a 60% interest in Castle West's initial capital. The Class B Membership Interest has no interest in Castle West's profits and losses and a 20% interest in Castle West's initial capital. The Class C Membership Interest has a 20% interest in Castle West's profits and losses and a 20% interest in Castle West's initial capital.

      On December 30, 1998, Castle acquired (the "DCA Acquisition") substantially all of the assets of DCA Limited Partnership, L.L.P. ("DCA, Ltd."), Dental Administrators of Texas Limited Partnership, L.L.P. ("DAI, Ltd."), Dental Centers of America Paymaster P.C. ("Paymaster"), Bandera Road Dental Center, P.C. ("Bandera"), Ingram Park Family Dental Center, P.C. ("Ingram"), Northeast Family Dental Center, P.C. ("Northeast"), Dental Centers of America at Rolling Oaks Mall, PLLC ("Rolling Oaks"), San Pedro Family Dental Center, P.C. ("San Pedro"), Southpark Family Dental Center, P.C. ("Southpark"), Windsor Park Family Dental Center, P.C. ("Windsor"), Dental Centers of America at Barton Creek Square Mall, PLLC ("Barton Creek"), Dental Centers of America at Lakeline Mall, PLLC ("Lakeline"), Dental Centers of America at Hurst Northeast Mall, PLLC ("Hurst"), Dental Centers of America at Irving Mall, PLLC ("Irving"), Dental Centers of America at Six Flags Mall, PLLC ("Six Flags"), Dental Centers of America at Waco, P.C. ("Waco"), Dental Centers of America at Mesquite, P.C. ("Mesquite"), Dental Centers of America at Sherman, P.C. ("Sherman"), for Dental Centers of America at Richardson Square Mall, P.C. ("Richardson"), for $13,220,000 in cash, $1,250,000 in promissory notes, 125,000 shares of common stock, $.001 par value ("Common Stock"), of Castle.

                           Castle Dental Centers, Inc.
                 Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1997
                    (In thousands, except per share amounts)
                                   (unaudited)

                                       HISTORICAL        DCA            DCS                          PRO FORMA,
                                        COMPANY      ACQUISITION    ACQUISITION    ACQUISITION           AS
                                          (A)            (B)            (C)        ADJUSTMENTS        ADJUSTED
                                       ----------    -----------    -----------    ------------     ------------
Net patient revenues ............      $ 46,225      $  11,224      $   9,146      $   --           $  66,595
Expenses:
   Dentist salaries and other
     professional costs .........        11,325          2,942          1,782           (34)(D)        16,015
   Clinical salaries ............        10,248          1,732          1,239          --              13,219
   Dental supplies and
     laboratory fees ............         4,335          1,488            911          --               6,734
   Rental and lease expense .....         2,590            411            354          --               3,355
   Advertising and marketing ....         2,033            223            384          --               2,640
   Depreciation and
     amortization ...............         2,132            161             51         1,286 (E)         3,630
   Other operating expenses .....         4,314            252           --            --               4,566
   General and administrative ...         5,929          3,890          2,057        (2,522)(F)         9,354
                                        -------        -------        -------       -------           -------

      Total expenses ............        42,906         11,099          6,778        (1,270)           59,513
                                        -------        -------        -------       -------           -------
Operating income ................         3,319            125          2,368         1,270             7,082
Interest expense ................         2,792             97              2         2,441 (G)         5,332
Other income ....................           (84)          (102)          --            --                (186)
                                        -------        -------        -------       -------           -------
Income before income taxes and
  extraordinary loss ............           611            130          2,366        (1,171)            1,936
Provision for income taxes ......           200           --             --             535 (H)           735
                                        -------        -------        -------       -------           -------
Income before extraordinary loss            411            130          2,366        (1,706)            1,201
Extraordinary loss ..............        (3,195)          --             --            --              (3,195)
                                        -------        -------        -------       -------           -------
Net income (loss) ...............        (2,784)           130          2,366        (1,706)           (1,994)
Preferred stock dividends .......        (1,930)          --             --            --              (1,930)
                                        -------        -------        -------       -------           -------

Net income (loss) attributable to
  common stock ..................       $(4,714)       $   130        $ 2,366       $(1,706)          $(3,924)
                                        =======        =======        =======       =======           =======

Income (loss) per common share:
   Basic and diluted:
    Income before
      Extraordinary loss ........      $  0.10                                                        $  0.26
    Extraordinary loss ..........        (0.78)                                                         (0.69)
    Net income (loss) ...........      $ (0.68)                                                       $ (0.43)
                                       =======                                                        =======

Weighted average number of
 Common and common
 Equivalent shares outstanding
    Basic .......................        4,100                                                          4,632
                                       =======                                                        =======
    Diluted .....................        4,132                                                          4,664
                                       =======                                                        =======

      (A) Represents the consolidated statements of operations data of the Company, for the year ended December 31, 1997.

      (B) Represents the combined statement of operations data of DCA, Ltd, DAI, Ltd., Paymaster, Bandera, Ingram, Northeast, Rolling Oaks, San Pedro, Southpark, Windsor, Barton Creek, Lakeline, Hurst, Irving, Six Flags, Waco, Mesquite, Richardson, and Sherman, for the year ended December 31, 1997.

      (C) Represents the combined statement of operations data of Martin Schechter, D.D.S., Inc., Elliot P. Schlang, D.D.S., Inc., Soheil Soleimani, D.M.D., Inc, and Dental Consulting Services, LLC for the year ended December 31, 1997.

      (D) To reflect the decrease in dentist salaries and other professional costs in accordance with amounts due under the terms of employment agreements.

      (E) To reflect the amortization of the costs of the acquisitions in excess of the fair value of net assets obtained. The excess of cost over the fair value of the net assets acquired has been assigned to the management service agreement and is amortized over 25 years.

      (F) To reflect the decrease in general and administrative costs, management salaries, and other distributions to the former owners of the DCA and DCS under the terms of employment and management service agreements.

      (G) To reflect the increase in interest expense for borrowings under the Company's credit facility to purchase DCS and DCA and interest on the subordinated debt to the Sellers. The interest expense was computed based upon actual interest rates under the credit facility and subordinated debt.

      (H) To reflect the estimated tax effect of the pro forma adjustments (D) through (G) utilizing a 38.0% combined federal and state tax rate.

                    Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1998
                      (In thousands, except share amounts)
                                   (unaudited)

                                        HISTORICAL        DCA            DCS                         PRO FORMA
                                         COMPANY     ACQUISITION     ACQUISITION   ACQUISITION           AS
                                           (A)            (B)            (C)       ADJUSTMENTS        ADJUSTED
                                       ------------  -----------    -------------  ------------     ------------
Net patient revenues ............      $ 74,823      $  12,822      $   2,600      $   --           $  90,245
Expenses:
   Dentist salaries and other
     professional costs .........        18,516          3,729            501          (181)(D)        22,565
   Clinical salaries ............        16,612          1,904            350          --              18,866
   Dental supplies and
     laboratory fees ............         7,197          2,010            297          --               9,504
   Rental and lease expense .....         4,091            473             98          --               4,662
   Advertising and marketing ....         2,763            253            222          --               3,238
   Depreciation and
     amortization ...............         3,615            134             20           721 (E)         4,490
   Other operating expenses .....         6,976            549           --            --               7,525

   General and administrative ...         8,145          3,413            611        (1,517)(F)        10,652
                                        -------        -------        -------       -------           -------

      Total expenses ............        67,915         12,465          2,099          (977)           81,502
                                        -------        -------        -------       -------           -------
Operating income ................         6,908            357            501           977             8,743
Interest expense ................         1,889             69              1           556 (G)         2,515
Other income ....................           (57)           (69)          --            --                (126)
                                        -------        -------        -------       -------           -------
Income before income taxes ......         5,076            357            500           421             6,354
Provision for income taxes ......         1,490           --             --             478 (H)         1,968
                                        -------        -------        -------       -------           -------

Net income (loss) ...............       $ 3,586        $   357        $   500       $   (57)          $ 4,386
                                        =======        =======        =======       =======           =======
Income per common share:
   Basic and diluted:
    Net income ..................       $  0.54                                                       $  0.64
                                        =======                                                       =======

Weighted average number of
 Common and common
 Equivalent shares outstanding
    Basic .......................         6,586                                                         6,799
                                        =======                                                       =======
    Diluted .....................         6,608                                                         6,821
                                        =======                                                       =======


      (A) Represents the consolidated statement of operations data of the Company for the year ended December 31, 1998.

      (B) Represents the combined statement of operations data of DCA, Ltd, DAI, Ltd., Paymaster, Bandera, Ingram, Northeast, Rolling Oaks, San Pedro, Southpark, Windsor, Barton Creek, Lakeline, Hurst, Irving, Six Flags, Waco, Mesquite, Richardson, and Sherman, for the period from January 1, 1998 through November 30, 1998.

      (C) Represents the combined statement of operations data of Martin Schechter, D.D.S., Inc., Elliot P. Schlang, D.D.S., Inc., Soheil Soleimani, D.M.D., Inc, and Dental Consulting Services, LLC for the period from January 1, 1998 through March 29, 1998.

      (D) To reflect the decrease in dentist salaries and other professional costs in accordance with amounts due under the terms of employment agreements.

      (E) To reflect the amortization of the costs of the acquisitions in excess of the fair value of net assets obtained. The excess of cost over the fair value of the net assets acquired has been assigned to the management service agreement and is amortized over 25 years.

      (F) To reflect the decrease in general and administrative costs, management salaries, and other distributions to the former owners of the DCA and DCS under the terms of employment and management service agreements.

      (G) To reflect the increase in interest expense for borrowings under the Company's credit facility to purchase DCS and DCA and interest on the subordinated debt to the Sellers. The interest expense was computed based upon actual interest rates under the credit facility and subordinated debt.

      (H) To reflect the estimated tax effect of the pro forma adjustments (D) through (G) utilizing a 31.0% combined federal and state tax rate.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders of
Martin Schechter, D.D.S., Inc.,
Elliot P. Schlang, D.D.S., Inc. and
Soheil Soleimani, D.M.D., Inc.:

In our opinion, the accompanying combined balance sheets and the related combined statements of operations, changes in stockholders' equity and cash flows present fairly, in all material respects, the combined financial position of Martin Schechter, D.D.S., Inc., Elliot P. Schlang, D.D.S., Inc. and Soheil Soleimani, D.M.D., Inc. as of December 31, 1997 and March 29, 1998, and the combined results of their operations and their combined cash flows for the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998, in conformity with generally accepted accounting principles. These combined financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                                          PricewaterhouseCoopers LLP


Los Angeles, California
March 26, 1999

MARTIN SCHECHTER, D.D.S., INC.
ELLIOT P. SCHLANG, D.D.S., INC. AND
SOHEIL SOLEIMANI, D.M.D., INC.
COMBINED BALANCE SHEETS
DECEMBER 31, 1997 AND MARCH 29, 1998
(IN THOUSANDS)

                                                      DECEMBER 31,    MARCH 29,
                                                          1997          1998
                                                      ------------   ----------
                 ASSETS

Current assets:
  Cash ..........................................        $   94        $  156
  Patient receivables, net ......................           730           985
  Related party receivables .....................            51            64
  Prepaid expenses and other current assets .....             7            29
                                                         ------        ------

   Total current assets .........................           882         1,234

Property and equipment, net .....................           133           134
Intangible assets, net ..........................             8            99
Other assets ....................................            85            16
                                                         ------        ------

   Total assets .................................        $1,108        $1,483
                                                         ======        ======
        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Notes payable .................................        $   27        $   14
  Accounts payable ..............................           212            72
  Accrued salaries and benefits .................            32           197
                                                         ------        ------

   Total current liabilities ....................           271           283

Amounts due to related parties ..................           333           333

Commitments and contingencies

Stockholders' equity:
  Common stock ..................................             3             3
  Retained earnings .............................           501           864
                                                         ------        ------

   Total stockholders' equity ...................           504           867
                                                         ------        ------

   Total liabilities and stockholders' equity ...        $1,108        $1,483
                                                         ======        ======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARTIN SCHECHTER, D.D.S., INC.
ELLIOT P. SCHLANG, D.D.S., INC. AND
SOHEIL SOLEIMANI, D.M.D., INC.
COMBINED STATEMENTS OF OPERATIONS
(IN THOUSANDS)

                                                                FOR THE PERIOD
                                                                FROM JANUARY 1,
                                                  YEAR ENDED     1998 THROUGH
                                                 DECEMBER 31,      MARCH 29,
                                                    1997              1998
                                                 ------------   ---------------
Net patient revenue ...........................     $9,146          $2,600

Expenses:
  Dentists' salaries ..........................      1,782             501
  Clinical salaries ...........................      1,239             350
  Dental supplies and laboratory fees .........        911             297
  Rent ........................................        354              98
  Advertising and marketing ...................        109              35
  Depreciation and amortization ...............         51              20
  General and administrative ..................        545             174
  Management service fees .....................      4,089             698
                                                    ------          ------

   Total expenses .............................      9,080           2,173
                                                    ------          ------

   Operating income ...........................         66             427

Interest expense ..............................          2               1
                                                    ------          ------

   Net income .................................     $   64          $  426
                                                    ======          ======

If all of the Company's operations had
  been subject to income taxes, net income
  would have been as follows (unaudited):
  Historical income before income taxes .......         64             426
  Provision for income taxes ..................         27             179
                                                    ------          ------

   Pro forma net income .......................     $   37          $  247
                                                    ======          ======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARTIN SCHECHTER, D.D.S., INC.
ELLIOT P. SCHLANG, D.D.S., INC. AND
SOHEIL SOLEIMANI, D.M.D., INC.
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                COMMON STOCK                              TOTAL
                                           ------------------------       RETAINED     STOCKHOLDERS'
                                            SHARES         AMOUNT         EARNINGS        EQUITY

Balance At January 1, 1997 ...........      3,000          $    3          $  634         $  637

  Contribution from stockholders .....         --              --              18             18

  Distribution to stockholders .......         --              --            (215)          (215)

  Net income .........................         --              --              64             64
                                           ------          ------          ------         ------

Balance at December 31, 1997 .........      3,000               3             501            504

  Distribution to stockholders .......         --              --             (65)           (65)

  Net income .........................         --              --             428            428
                                           ------          ------          ------         ------

Balance at March 29, 1998 ............      3,000          $    3          $  864         $  867
                                           ======          ======          ======         ======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARTIN SCHECHTER, D.D.S., INC.
ELLIOT P. SCHLANG, D.D.S., INC. AND
SOHEIL SOLEIMANI, D.M.D., INC.
COMBINED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                  FOR THE
                                                                PERIOD FROM
                                                                 JANUARY 1,
                                               YEAR ENDED      1998 THROUGH
                                               DECEMBER 31,       MARCH 29,
                                                  1997              1998

Cash flows from operating activities:
  Net income ................................    $  64             $ 426
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
  Depreciation and amortization .............       51                20
  Changes in assets and liabilities:
  Patient receivables .......................      (50)             (255)
  Related party receivables .................      (33)              (13)
  Prepaid expenses and other
    current assets ..........................        3               (22)
  Other assets ..............................      (20)                6
  Accounts payable and accrued
    salaries and benefits ...................       92                25
                                                 -----             -----

    Net cash provided by operating
      activities ............................      107               187
                                                 -----             -----

Cash flows from investing activities:
  Purchase of equipment .....................      (76)              (19)
  Purchase of a dental practice .............     --                 (93)
                                                 -----             -----

    Net cash used in investing
      activities ............................      (76)             (112)
                                                 -----             -----

Cash flows from financing activities:
  Proceeds from notes payable ...............       16
  Repayment of notes payable ................                        (13)
                                                 -----             -----

    Net cash provided by (used in)
      financing activities ..................       16               (13)
                                                 -----             -----

    Net change in cash ......................       47                62

Cash, beginning of period ...................       47                94
                                                 =====             =====

Cash, end of period .........................    $  94             $ 156
                                                 =====             =====

Noncash transactions from financing
  activities:
    Noncash dividend to stockholders ........    $  18             $  --
    Noncash contribution from stockholders ..    $ 215             $  65


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARTIN SCHECHTER, D.D.S., INC.
ELLIOT P. SCHLANG, D.D.S., INC. AND
SOHEIL SOLEIMANI, D.M.D., INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

1.    CORPORATE ORGANIZATION:

      The statements reflect the combined operations of Martin Schechter, D.D.S., Inc., Elliot P. Schlang, D.D.S., Inc. and Soheil Soleimani, D.M.D., Inc. (collectively, the "Company"). The Company owns and operates dental centers in the Southern California area that provide dental services and products.

      The financial statements for 1997 and 1998 reflect the combined operations because these entities were under common management and control.



2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      CASH

      The Company considers all highly liquid financial investments with original maturities of three months or less when purchased to be cash and cash equivalents.

      The Company has cash in accounts with financial institutions, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000 each. At various times throughout the year, the Company may have cash in financial institutions that exceeds the FDIC insurance limit.

      PROPERTY AND EQUIPMENT

      Property and Equipment is stated at cost. Depreciation of property and equipment are provided using the straight-line method over the estimated useful lives of the various classes of depreciable assets, which range from three to seven years. Maintenance and repairs are charged to operations whereas major renewals and betterments are capitalized.

      INTANGIBLE ASSETS

      The excess purchase price over the fair value of identifiable assets acquired in transactions accounted for as a purchase are included in intangible assets and amortized on a straight line basis over ten years. In February 1998, the Company purchased a dental practice for $93,000.

      The Company reviews the intangible asset for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. No such event has occurred in 1997 or 1998.

      REVENUE RECOGNITION

      Net patient revenues represent amounts billed to patients for services performed by dentists and sales of related products in connection with those services. Dental revenue is recognized as the services are performed and billed. Net revenues are reported at established rates reduced by contractual amounts based on agreements with patients, third parties payors and others obligated to pay for services rendered.

      Accounts receivable consist primarily of receivables from patients, insurers, and other third-party payers for dental services provided by dentists at their net realizable amounts.

      INCOME TAXES

      The Companies are Subchapter S entities and, accordingly, all federal and state tax liabilities are the responsibility of the shareholders.

      Income taxes for the pro forma calculation are determined under the liability method. Under this method, deferred income taxes are based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted marginal tax rates currently in effect.

      ADVERTISING

      Advertising costs are expensed as incurred.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates.

3.    PROPERTY AND EQUIPMENT:

      The details of property and equipment are as follows:


                                                         DECEMBER 31,  MARCH 29,
                                                            1997         1998
                                                               (IN THOUSANDS)

      Property and equipment:
      Equipment ........................................    $ 273        $ 286
      Leasehold improvements ...........................      198          199
      Furniture and fixtures ...........................      359          364
                                                            -----        -----

       Total property and equipment ....................      830          849

      Less:  accumulated depreciation and amortization .     (697)        (715)
                                                            -----        -----

       Property and equipment, net .....................    $ 133        $ 134
                                                            =====        =====


4.    NOTES PAYABLE:

      Notes payable consisted of the following:


                                                         DECEMBER 31,  MARCH 29,
                                                            1997         1998
                                                               (IN THOUSANDS)

      Term loan payable..............................      $  16        $  14
      Notes payable..................................         11           --
                                                           -----        -----
                                                           $  27        $  14
                                                           =====        =====


      In 1997, the Company entered into a term loan payable for approximately $16,000. Principal is payable in monthly installments including interest of approximately $500 through December 2000, at which time all unpaid principal together with accrued but unpaid interest shall be due and payable in full.



5.    MANAGEMENT CONSULTING AGREEMENTS:

      The Company had entered into Management Consulting Agreements ("Consulting Agreements") with Dental Consulting Services, LLC ("DCS"), an affiliate. Three members of DCS are stockholders of the Company. According to the Consulting Agreements, services to be provided by DCS include selection and training of nondental personnel, billing, marketing, collection and accounting services, purchasing of office and dental supplies, and access to, and maintenance of, dental equipment.

      Compensation for management services rendered is payable monthly to DCS, and is based on cash receipts, less cash disbursements associated with the operations of the affiliated dental practices. The Company paid management fees totaling $4,089,000, and $698,000 for the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998, respectively.



6.    COMMITMENTS AND CONTINGENCIES:

      The Company is involved in various litigation arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion that the final resolution of these matters will not have a material adverse effect on the financial position or results of operations of the Company.



7.    RELATED-PARTY TRANSACTIONS:

      Amounts due to related parties consist of cash proceeds from certain entities owned by the stockholders to the Company used to finance the operations of the dental centers and for general corporate purposes.


      In addition to the management fees (note 5), the Company pays rental expense on two of its locations to partnerships in which one of the stockholders is a partner and one location in which two of the stockholders of the Company are partners. The monthly rental expense for these three locations are $12,000, $4,000 and $12,000, respectively. Rental expense paid for these three locations totaled $288,000 and $83,000, for the year ended December 31, 1997 and the period from January 1, 1998 to March 29, 1998, respectively.


8.    SUBSEQUENT EVENT:

      On March 30, 1998, DCS and Castle Dental Centers, Inc., formed Castle Dental Centers of California, LLC, ("Castle West"). Castle West then acquired 100% of the business of the Company. Castle West, a dental practice management company, was formed to operate and develop the Southern California market. Upon consummation of the transaction, Castle West entered into new management services agreements with the Company.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Members of
Dental Consulting Services, LLC:

In our opinion, the accompanying balance sheets and the related statements of operations, changes in members' deficit and cash flows present fairly, in all material respects, the financial position of Dental Consulting Services, LLC (a limited liability company) (the "Company") as of December 31, 1996 and 1997 and March 29, 1998, and the results of their operations and their cash flows for the period from July 1, 1996 (inception) through December 31, 1996, the year ended December 31, 1997, and for the period from January 1, 1998 through March 29, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                                          PricewaterhouseCoopers LLP


Los Angeles, California
March 26, 1999

DENTAL CONSULTING SERVICES, LLC
(A LIMITED LIABILITY COMPANY)
BALANCE SHEETS
(IN THOUSANDS)

                                                        DECEMBER 31,   DECEMBER 31,     MARCH 29,
                                                            1996           1997           1998
                         ASSETS
   Current assets:
     Cash ........................................         $   1          $ 112          $  80
     Prepaid expenses ............................             1              1              1
                                                           -----          -----          -----

          Total current assets ...................             2            113             81

   Equipment, net ................................          --               18             16
   Other assets ..................................          --                1              1
                                                           -----          -----          -----

          Total assets ...........................         $   2          $ 132          $  98
                                                           =====          =====          =====

               LIABILITIES AND MEMBERS' DEFICIT

   Current liabilities:
     Accrued salaries and benefits ...............         $  36          $  44          $  62
     Accounts payable ............................             1            193             82
     Due to affiliated dental practices ..........             6             58             43
                                                           -----          -----          -----

          Total current liabilities ..............            43            295            187
                                                           -----          -----          -----

   Commitments and contingencies

   Members' deficit:
     Paid-in capital .............................            59           --             --
     Accumulated deficit .........................          (100)          (163)           (89)
                                                           -----          -----          -----

          Total members' deficit .................           (41)          (163)           (89)
                                                           -----          -----          -----

          Total liabilities and members' deficit .         $   2          $ 132          $  98
                                                           =====          =====          =====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

DENTAL CONSULTING SERVICES, LLC
(A LIMITED LIABILITY COMPANY)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM JULY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996, THE YEAR ENDED DECEMBER 31, 1997, AND FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH MARCH 29, 1998
(IN THOUSANDS)


                                                    1996       1997       1998
Revenue:
  Management fees .............................   $   500    $ 4,288    $   698

Expenses:
  Salaries and benefits .......................       423      1,015        292
  Guaranteed payments .........................        50        331       --
  Legal expense ...............................         3        289        129
  Advertising and marketing ...................       109        275        187
  General and administrative ..................        15         76         16
                                                  -------    -------    -------

       Total expenses .........................       600      1,986        624
                                                  -------    -------    -------

       Net income (loss) ......................   $  (100)   $ 2,302    $    74
                                                  =======    =======    =======


If all of the Company's operations
  had been subject to income taxes,
  net income would have been as
  follows (unaudited):
  Historical income (loss) before income taxes    $  (100)   $ 2,302    $    74
  Benefit (provision) for income taxes ........        42       (974)       (31)
                                                  -------    -------    -------

       Pro forma net income (loss) ............   $   (58)   $ 1,328    $    43
                                                  =======    =======    =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

DENTAL CONSULTING SERVICES, LLC
(A LIMITED LIABILITY COMPANY)
STATEMENTS OF CHANGES IN MEMBERS' DEFICIT
(IN THOUSANDS)


                                                                    TOTAL
                                          PAID-IN     RETAINED      MEMBERS'
                                          CAPITAL     EARNINGS      DEFICIT

Balance at July 1, 1996 (inception) ...     --           --           --

  Contributions from members ..........  $   109         --        $   109

  Distributions to members ............      (50)        --            (50)

  Net loss ............................     --        $  (100)        (100)
                                         -------      -------      -------

Balance at December 31, 1996 ..........       59         (100)         (41)

  Contributions from members ..........      318         --            318

  Distributions to members ............     (377)      (2,365)      (2,742)

  Net income ..........................     --          2,302        2,302
                                         -------      -------      -------

Balance at December 31, 1997 ..........     --           (163)        (163)

  Net income ..........................     --             74           74
                                         -------      -------      -------

Balance at March 29, 1998 .............  $  --        $   (89)     $   (89)
                                         =======      =======      =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

DENTAL CONSULTING SERVICES, LLC
(A LIMITED LIABILITY COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM JULY 1, 1996 (INCEPTION) THROUGH DECEMBER 31, 1996, THE YEAR ENDED DECEMBER 31, 1997, AND FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH MARCH 29, 1998
(IN THOUSANDS)

                                                                1996       1997       1998
Cash flows from operating activities:
  Net income (loss) .......................................   $  (100)   $ 2,302    $    74
  Adjustments to reconcile net income (loss) to net
    cash provided by (used in) operating activities:
    Depreciation ..........................................      --            3          2
    Changes in operating assets and liabilities:
     Prepaid expenses .....................................        (1)      --         --
     Other assets .........................................      --           (1)      --
     Accrued salaries and benefits ........................        36          8         18
     Accounts payable .....................................         1        192       (111)
     Due to affiliated dental practices ...................         6         52        (15)
                                                              -------    -------    -------

        Net cash provided by (used in) operating activities       (58)     2,556        (32)
                                                              -------    -------    -------

Cash flows from investing activities:
  Purchase of equipment ...................................      --          (21)      --
                                                              -------    -------    -------

        Net cash used in investing activities .............      --          (21)      --
                                                              -------    -------    -------

Cash flows from financing activities:
  Contributions from members ..............................       109        318       --
  Distributions to members ................................       (50)    (2,742)      --
                                                              -------    -------    -------

        Net cash provided by (used in) financing activities        59     (2,424)      --
                                                              -------    -------    -------

        Net increase (decrease) in cash ...................         1        111        (32)

Cash, beginning of period .................................      --            1        112
                                                              -------    -------    -------

Cash, end of period .......................................   $     1    $   112    $    80
                                                              =======    =======    =======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

DENTAL CONSULTING SERVICES, LLC
(A LIMITED LIABILITY COMPANY)
NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION AND FORMATION OF THE COMPANY:

      Dental Consulting Services, LLC (the "Company"), was formed on July 1, 1996 to provide various consulting and administrative services to dental centers located in the Los Angeles, California area.

      The Company is owned by five members. As of March 29, 1998, one member held a 1% interest in the Company and each of the four remaining members had a 24.75% interest in the Company. The Company shall terminate on December 31, 2060 or prior, subject to certain conditions noted in the operating agreement.



2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

      CASH

      The Company considers all highly liquid financial investments with original maturities of three months or less when purchased to be cash and cash equivalents.

      EQUIPMENT

      Equipment is stated at cost and depreciated using a method approximating the straight-line method over the estimated useful lives, which range from 5 to 7 years. Maintenance and repairs are charged to operations. Major renewals and betterments are capitalized.

      REVENUE RECOGNITION

      Management fees are earned by the Company through services provided to various dental practices. Management fees, which are recognized as earned, are based on the excess of cash receipts over disbursements of the dental practices (see Note 5).

      GUARANTEED PAYMENTS

      Guaranteed payments are earned by certain members who provide additional administrative and management services to the Company. These payments must be approved by all four members.

      INCOME TAXES

      The Company is a limited liability company ("LLC") and is treated as a partnership for federal income tax purposes. As such, any tax attributes flow through to the members.

      Income taxes for the pro forma calculation are determined under the liability method. Under this method, deferred income taxes are based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted marginal tax rates currently in effect.

      ADVERTISING

      Advertising costs are expensed as incurred.

      CONCENTRATION OF CREDIT RISK

      The Company has cash in accounts with financial institutions, which are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000 each. At various times throughout the year, the Company may have cash in financial institutions that exceeds the FDIC insurance limit.


3.    MEMBERS' DEFICIT:

      The Company has made distributions to members in excess of earnings resulting in a members' deficit of $41,000 and $163,000 as of December 31, 1996 and 1997. There were no distributions made during the period from January 1, 1998 through March 29, 1998.

      As discussed in Note 1, during 1996, the Company was organized as an LLC. As such, the liability of the members of the Company is limited to their respective capital contributions, and in no event shall any member be personally liable for any liabilities or obligations of the Company. However, under California statute, if excess distributions are made by the Company resulting in a members' deficit, the members could be obligated to reimburse the amount of excess distributions.

      The business and affairs of the Company are managed by the Company's managers, who are also members. Pursuant to the Agreement, the number of managers is fixed at four. However, the Agreement provides that the number of managers appointed may be increased by an affirmative vote or written consent of a majority of the managers.

      Distributions by the Company shall be made to the members, first, in proportion to their unreturned capital contributions until those contributions have been recovered, and, second, in proportion of the members' percentage interest in the LLC. As of December 31, 1997, all members have recovered their initial capital contributions.

4.    MANAGEMENT CONSULTING AGREEMENTS:

      As of December 31, 1997, the Company had entered into management consulting agreements (the "Consulting Agreements") with dental centers (herein after referred to as "affiliated dental practices"). According to the Consulting Agreements, services to be provided include selection and training of nondental personnel, billing, marketing, collection and accounting services, purchasing of office and dental supplies, and access to, and maintenance of, dental equipment.

      Compensation for management services rendered is payable monthly, and is based on cash receipts, less cash disbursements associated with the operations of the affiliated dental practices.

5.    SUBSEQUENT EVENT:

      On March 30, 1998, the Company and Castle Dental Centers, Inc., formed Castle Dental Centers of California, LLC, ("Castle West"). Castle West then acquired 100% of the business of the Company. Castle West, a dental practice management company, was formed to operate and develop the Southern California market. Total consideration for the acquisition was approximately $18,000,000, consisting of cash, subordinated notes, and common stock.

      Upon consummation of the transaction, Castle West entered into new Management Services Agreements with the affiliated dental practices. In addition, each of DCS' members have entered into a noncompetition agreement, which prohibits each member from competing with Castle West for a minimum period of five years.



6.    RELATED-PARTY TRANSACTIONS:

      Three of the members of the Company were also owners of the affiliated dental practices as of March 29, 1998 and were each paid an annual salary and consulting fee of $60,000.

      Certain managers of the Company, who are also members, provided additional services and were paid for their time. These amounts are reflected as "Guaranteed Payments." Expenses for such additional services totaling $50,000 and $331,000 were incurred for the six months ended December 31, 1996 and the year ended December 31, 1997, respectively. There were no such payments for the period from January 1, 1998 through March 29, 1998.

      In June 1996, Smile Network, Inc. ("Smile") was formed to provide marketing and advertising services for the Company and the affiliated dental practices. The sole owner of Smile was a former employee of one of the affiliated dental practices. All of Smile's operating expenses, including payroll, were reimbursed by the Company and the affiliated dental practices. The Company incurred $109,000, $275,000 and $187,000 for services rendered by Smile for the six months ended December 31, 1996, the year ended December 31, 1997 and for the period from January 1, 1998 through March 29, 1998, respectively. Castle West acquired Smile on March 30, 1998.

      Certain expenses were paid by affiliated dental practices and the members on behalf of the Company. These expenses totaled $6,000 and $52,000 for the six months ended December 31, 1996 and the year ended December 31, 1997. There were no such expenses for the period from January 1, 1998 through March 29, 1998. The remaining liability due to the affiliates totaled $6,000, $58,000 and $43,000 as of December 31, 1996, and 1997 and
      as of March 29, 1998, respectively.



7.    COMMITMENTS AND CONTINGENCIES:

      The Company is involved in various litigation arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion that the final resolution of these matters will not have a material adverse effect on the financial position or results of operations of the Company.

      The Company carries insurance with coverage and coverage limits that it believes to be customary in the dental industry. Although there can be no assurance that such insurance will be sufficient to protect the Company against all contingincies, management believes that its insurance protection is resonable in view of the nature and scope of the Company's operations.